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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 29, 2003

GB&T BANCSHARES, INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia (State or Other Jurisdiction of Incorporation)	000-24203 (Commission File Number)	58-2400756 (IRS Employer Identification No.)
500 Jesse Jewell Parkway, S.E., Gainesville, Georgia (Address of Principal Executive Offices)		30501 (Zip Code)

Registrant's telephone number, including area code (770) 532-1212

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets

        On August 29, 2003, GB&T Bancshares, Inc., a Georgia corporation ("GB&T"), completed its acquisition of Baldwin Bancshares, Inc., a Georgia corporation ("Baldwin"), and its wholly-owned subsidiary, First National Bank of the South, a national banking association located in Milledgeville and Lake Oconee, Georgia ("First National Bank"). Pursuant to an Agreement and Plan of Reorganization, by and between GB&T and Baldwin, dated as of April 28, 2003 (the "Merger Agreement"), Baldwin merged with and into GB&T, with First National Bank continuing in existence as a wholly-owned subsidiary of GB&T (the "Merger"). Pursuant to the Merger Agreement, each share of Baldwin common stock was converted into the right to receive 2.895 shares of GB&T common stock. The Merger was accounted for as a purchase under generally accepted accounting principles.

        The joint proxy statement/prospectus, dated July 11, 2003, included in GB&T's Registration Statement on Form S-4 (Registration No. 333-106451), sets forth certain additional information regarding the Merger, GB&T and Baldwin, including, without limitation, certain information with respect to the assets involved in the Merger, the nature of certain relationships between certain officers and directors of Baldwin and GB&T and certain officers and directors of GB&T, the nature of Baldwin's business and GB&T's intended use of the assets acquired in the Merger.

        With the acquisition of First National Bank, GB&T now has five community banks with twenty offices located in eight Georgia counties, plus a consumer finance company with eight offices located throughout north Georgia. With the addition of First National Bank's $127 million in assets, GB&T's assets total approximately $900 million. GB&T common stock is listed on the Nasdaq National Market under the symbol "GBTB."

        A copy of a press release announcing completion of the Merger is included as Exhibit 99.1 and is incorporated herein by reference.

2

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements of Business Acquired

        The audited financial statements of the business acquired, as required by this Item 7(a), are incorporated herein by reference to pages F-1 to F-28 of the joint proxy statement/prospectus included in GB&T's Registration Statement on Form S-4, Registration No. 333-106451.

        The following interim financial statements of the business acquired, as required by this Item 7(a), are filed with this Report:

Unaudited Consolidated Balance Sheets as of June 30, 2003 and June 30, 2002	F-1
Unaudited Consolidated Statements of Income for the three months and six months ended June 30, 2003 and June 30, 2002	F-2
Unaudited Consolidated Statements of Cash Flows for the six months ended June 30, 2003 and June 30, 2002	F-3
  (b)
  Pro Forma Financial Information

        The pro forma financial information, as required by this Item 7(b), is incorporated herein by reference to the caption "Pro Forma Condensed Financial Information" on pages 18 to 24 of the joint proxy statement/prospectus included in GB&T's Registration Statement on Form S-4, Registration No. 333-106451.

        In addition, the following interim pro forma financial information, as required by this Item 7(b), is filed with this Report:

Unaudited Pro Forma Condensed Balance Sheet as of June 30, 2003	F-4
Unaudited Pro Forma Condensed Statement of Income for the six months ended June 30, 2003	F-6
  (c)
  Exhibits

2.1	Agreement and Plan of Reorganization, by and between GB&T Bancshares, Inc. and Baldwin Bancshares, Inc., dated as of April 28, 2003 (incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4, Registration No. 333-106451).
99.1	Press Release of GB&T Bancshares, Inc. issued August 26, 2003*

*
Previously filed.

3

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB&T BANCSHARES, INC. (Registrant)
Dated: October 31, 2003	By:	/s/ RICHARD A. HUNT Richard A. Hunt, President and Chief Executive Officer

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Baldwin Bancshares, Inc. and Subsidiary
Consolidated Balance Sheets
(amounts in thousands, except share date)
(Unaudited)

	June 30, 2003	June 30, 2002
Assets
Cash and due from banks	$6,037,201	$4,813,480
Federal funds sold	4,092,000	—

Total cash and cash equivalents	10,129,201	4,813,480

Securities available for sale, at fair value	17,327,875	17,724,504
Federal Reserve Bank stock, at cost	105,000	105,000
Federal Home Loan Bank stock, restricted, at cost	437,500	479,300
Loans, net of unearned income	86,885,451	84,956,807
Less—allowance for loan losses	(1,069,953)	(959,246)

Loans, net	85,815,498	83,997,561

Bank premises and equipment, net	4,480,916	4,647,942
Other assets and accrued income	6,235,980	5,900,122

Total Assets	$124,531,970	$117,667,909

Liabilities and Shareholders' Equity
Deposits:
Non-interest bearing	$17,535,379	$16,073,621
Interest bearing	85,477,017	81,779,247

Total deposits	103,012,396	97,852,868
Other borrowed funds	8,738,095	8,259,000
Other liabilities and accrued expenses	901,341	886,132

Total liabilities	112,651,832	106,998,000

Commitments and contingencies
Shareholders' Equity:
Common stock, $1 par value, 10,000,000 shares authorized; 517,468 issued and 482,758 and 483,758 outstanding at June 30, 2003 and June 30, 2002, respectively	517,468	517,468
Additional paid-in capital	3,993,058	3,993,058
Retained earnings	7,566,967	6,446,170
Accumulated other comprehensive income	341,942	222,510

Total	12,419,435	11,179,206
Less—cost of 34,710 and 33,710 shares of treasury stock at June 30, 2003 and June 30, 2002, respectively	(539,297)	(509,297)

Total shareholders' equity	11,880,138	10,669,909

Total Liabilities and Shareholders' Equity	$124,531,970	$117,667,909

Baldwin Bancshares, Inc. and Subsidiary
Consolidated Statements of Income
(amounts in thousands)
(Unaudited)

	Quarter Ended June 30,		Six Months Ended June 30,
	2003	2002	2003	2002
Interest and Dividend Income:
Interest and fees on loans	$1,622,557	$1,787,010	$3,237,398	$3,612,625
Income on federal funds sold	32,598	13,252	61,298	30,202
Interest on investment securities:
Taxable income	78,892	127,178	153,791	244,561
Non-taxable income	49,984	70,290	122,649	138,847
Dividend income	8,835	10,278	15,208	21,279
Other interest income	13,585	22,834	43,685	57,822

Total interest and dividend income	1,806,451	2,030,842	3,634,029	4,105,336

Interest Expense:
Deposits	501,776	684,348	1,071,121	1,433,123
Other interest expense	110,992	109,814	218,154	219,091

Total interest expense	612,768	794,162	1,289,275	1,652,214

Net interest income before provision for loan losses	1,193,683	1,236,680	2,344,754	2,453,122
Less—provision for loan losses	—	(84,216)	(40,000)	(168,432)

Net interest income after provision for loan losses	1,193,683	1,152,464	2,304,754	2,284,690

Noninterest Income:
Service charges on deposit accounts	200,737	124,391	382,545	242,404
Other service charges, commissions and fees	143,182	125,166	317,919	286,704
Other income	196,868	156,341	334,495	230,850

Total noninterest income	540,787	405,898	1,034,959	759,958

Noninterest Expense:
Salaries and employee benefits	636,722	620,702	1,294,214	1,222,240
Net occupancy expenses	104,145	93,391	169,670	151,679
Equipment rental and depreciation of equipment	55,024	58,569	148,320	135,490
Other expenses	435,478	278,308	788,039	545,754

Total noninterest expense	1,231,369	1,050,970	2,400,243	2,055,163

Income Before Income Taxes	503,101	507,392	939,470	989,485
Less—provision for income taxes	131,653	134,392	240,016	275,875

Net Income	$371,448	$373,000	$699,454	$713,610

Earnings per share:
Basic	$0.77	$0.77	$1.45	$1.48

Diluted	$0.77	$0.77	$1.45	$1.48

Average Shares Outstanding	482,758	483,758	482,758	483,758
Average Diluted Shares Outstanding	482,758	483,758	482,758	483,758

Baldwin Bancshares, Inc. and Subsidiary
Consolidated Statements of Cashflows
(amounts in thousands)
(Unaudited)

	Six Months Ended June 30,
	2003	2002
Cash Flows from Operating Activities:
Net income	$699,454	$713,610
Adjustments to reconcile net income to net cash provided by operating activities:
Provision for loan losses	40,000	168,432
Depreciation	197,562	181,627
Changes in accrued income and other assets	(37,572)	(1,409,858)
Changes in accrued expenses and other liabilities	(74,401)	(320,606)

Net cash provided by (used in) operating activities	825,043	(666,795)

Cash Flows from Investing Activities:
Net change in loans made to customers	(2,402,862)	745,533
Purchase of available for sale securities	(3,331,832)	(2,962,545)
Proceeds from maturities of available for sale securities	3,834,378	3,002,311
Purchase of Federal Home Loan Bank stock	41,800	—
Property and equipment expenditures	(211,951)	(160,181)

Net cash provided by (used in) investing activities	(2,070,467)	625,118

Cash Flows from Financing Activities:
Net change in deposits	(8,012,250)	(8,765,932)
Proceeds from issuance of borrowings	988,095	509,000
Payments of cash dividends declared	(290,000)	—

Net cash used in financing activities	(7,314,155)	(8,256,932)

Net Increase in Cash and Cash Equivalents	(8,559,579)	(8,298,609)
Cash and Cash Equivalents, Beginning of Year	18,688,780	13,112,089

Cash and Cash Equivalents, End of Year	$10,129,201	$4,813,480

GB&T Bancshares, Inc. and Subsidiaries
Combined with Baldwin Bancshares, Inc. and Subsidiary
Pro Forma Condensed Balance Sheet

        The following unaudited pro forma condensed balance sheet as of June 30, 2003 has been prepared to reflect the acquisition by GB&T of 100% of Baldwin Bancshares after giving effect to the adjustments described in the notes to the pro forma condensed financial statements. The following pro forma condensed balance sheet is prepared based on an assumption that 100% of Baldwin Bancshares' common stock is exchanged for GB&T common stock. The acquisition was accounted for as a purchase transaction. These statements should be read in conjunction with the other financial statements and notes thereto included or incorporated in this Report.

June 30, 2003
(Dollars in Thousands)
(Unaudited)

			Pro Forma Adjustments
	GB&T Bancshares, Inc.	Baldwin Bancshares. Inc.					Pro Forma Combined
			Debit		Credit
Assets
Cash and due from banks	$17,092	$6,037	$				$23,129
Interest-bearing deposits in banks	4,778	0					4,778
Federal funds sold	15,607	4,092					19,699
Securities available-for-sale	115,988	17,328		122	122	(11)	133,316
Restricted equity securities	3,531	543					4,074
Loans	565,055	86,885		85	1,070	(1)	650,955
Less allowance for loan losses	7,527	1,070		1,070		(1)	7,527

Loans, net	557,528	85,815		(985)	1,070		643,428

Premises and equipment	20,576	4,481		1,442		(2)	26,499
Goodwill	8,793	0		19,044		(3)&(10)	27,837
Core deposit intangible	700	0		2,354		(4)	3,054
Other assets	13,455	6,236			22	(10)	19,669

Total assets	$758,048	$124,532		$24,117	1,214		$905,483

Deposits
Non-interest-bearing deposits	$66,894	$17,535	$				$84,429
Interest-bearing deposits	538,169	85,477			617	(5)	624,263

Total deposits	605,063	103,012			617		708,692
Federal funds purchased and securities sold under repurchase agreements	14,451	0					11,451
Federal Home Loan Bank advances	57,585	8,738			784	(6)	67,107
Other borrowings	822	0					822
Other liabilities	4,802	902			843	(9)	6,547
Trust preferred securities	15,000	0					15,000

Total liabilities	694,723	112,652		0	2,244		809,619

Capital stock	35,976	517		517	32,539	(8)&(3)	68,515
Capital surplus	0	3,993		3,993		(8)	0
Retained earnings	25,635	7,567		7,567		(8)	25,635
Accumulated other comprehensive income	1,714	342		342		(7)	1,714
Less treasury stock	0	(539)			539	(8)	0

	63,325	11,880		12,419	33,078		95,864

Total liabilities and stockholders' equity	$758,048	$124,532		$12,419	35,322		$905,483

See Notes to Pro Forma Combined Financial Statements.

(1)
Record loans at fair value.

(2)
Record premises and equipment at fair value.

(3)
Record goodwill.

(4)
Record core deposit intangible.

(5)
Record time deposits at fair value.

(6)
Record Federal Home Loan Bank advances at fair value.

(7)
Record securities available-for-sale at fair value.

(8)
Record issuance of 1,397,584 shares of common stock.

(9)
Record deferred taxes related to purchase adjustments.

(10)
Record acquisition costs.

(11)
Reclassify securities market value adjustment.

GB&T Bancshares, Inc. and Subsidiaries
Combined with Baldwin Bancshares, Inc. and Subsidiary
Pro Forma Condensed Statement of Income

        The following unaudited pro forma condensed statement of income has been prepared to reflect the acquisition by GB&T of 100% of Baldwin Bancshares after giving effect to the adjustments described in the notes to the pro forma condensed financial statements. The following pro forma condensed statements of income are prepared based on an assumption that 100% of Baldwin Bancshares' common stock is exchanged for GB&T common stock. The acquisition was accounted for as a purchase transaction. These statements should be read in conjunction with the other financial statements and notes thereto included or incorporated in this Report.

For the Six Months Ended June 30, 2003
(Dollars in Thousands)
(Unaudited)

			Pro Forma Adjustments
	GB&T Bancshares, Inc. Historical	Baldwin Bancshares, Inc. Historical				Pro Forma Combined
			Debit	Credit
Interest income	$22,089	$3,634	$54		(1)	$25,669
Interest expense	7,751	1,289		252	(2)&(3)	8,788

Net interest income	14,338	2,345	54	252		16,881
Provision for loan losses	390	40				430

Net interest income after provision for loan losses	13,948	2,305	54	252		16,451

Other income	4,774	1,035				5,779

Other expenses	14,092	2,400	156		(4)&(5)	16,648

Income before income taxes	4,600	940	210	252		5,582
Income tax expense	1,156	240				1,396

Net income	$3,444	$700	$210	252		$4,186

Basic earnings per share of common stock	$0.64	$1.45				$0.62

Diluted earnings per share of common stock	$0.62	$1.45				$0.60

Average shares outstanding (basic)	5,371	483				6,769

Average shares outstanding (diluted)	5,547	483				6,945

See Notes to Pro Forma Combined Financial Statements.

(1)
Record amortization of loan and securities fair value adjustment.
(2)
Record amortization of time deposit fair value adjustment.
(3)
Record amortization of Federal Home Loan Bank Advances fair value adjustment.
(4)
Record amortization of core deposit intangible.
(5)
Record amortization of premises and equipment fair value adjustment.

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES